UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Binah Capital Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 Proxy Statement
and Notice of Annual Meeting
of Stockholders

Binah Capital Group, Inc.
80 State Street
Albany, NY 12207
Letter to Stockholders
April 30, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Binah Capital Group, Inc. to be held on June 12, 2026, at 10:00 a.m., Eastern Time. We have adopted a virtual format for our 2026 Annual Meeting to provide a consistent experience to all stockholders regardless of location.
Our stockholders (or their proxy holders) as of the close of business on April 24, 2026 (the “Record Date”), can participate in and vote at our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/BCG2026. and entering the control number included in your voting instruction form or proxy card.
Further details regarding participation in the 2026 Annual Meeting and the business to be conducted are more fully described in the accompanying proxy statement. We have also made available a copy of our 2025 Annual Report to Stockholders (“Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.
Your vote is important. Whether or not you plan to participate in the 2026 Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the proxy card you received in the mail.
Thank you for your support.
Sincerely,
/s/ Craig Gould
Craig Gould, Chief Executive Officer and Chairman

Binah Capital Group, Inc.
80 State Street
Albany, NY 12207
Notice of Annual Meeting of Stockholders
To Be Held June 12, 2026
The Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Binah Capital Group, Inc., a Delaware corporation (the “Company”), will be held virtually on June 12, 2026, at 10:00 a.m., Eastern Time. You will be able to attend the 2026 Annual Meeting online and submit your questions during the meeting by visiting https://www.virtualshareholdermeeting.com/BCG2026 and entering the control number included on your proxy card, voting instruction form or notice included in the proxy materials. The 2026 Annual Meeting will be held for the following purposes:
•
To elect Daniel Hynes to serve as a Class II Director until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To hold an advisory vote to approve named executive officer compensation;

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To hold an advisory vote on the frequency of the advisory vote on executive compensation;

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To ratify the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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To approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 2,650,000 shares; and

•
To transact such other business as may properly come before the 2026 Annual Meeting or any continuation, postponement, or adjournment of the 2026 Annual Meeting.

Our Board of Directors has set the close of business on April 24, 2026 as the record date for determining stockholders who are entitled to notice of and to vote at the 2026 Annual Meeting, or any continuation, postponement or adjournment of the 2026 Annual Meeting. This proxy statement, together with the accompanying 2025 Annual Report to Stockholders (“Annual Report”) and a proxy or voting instruction form, are first being mailed to stockholders on or about May 1, 2026.
To provide convenient access and promote attendance and participation, we will hold our 2026 Annual Meeting virtually. Stockholders may attend the 2026 Annual Meeting by logging in at https://www.virtualshareholdermeeting.com/BCG2026. The meeting will begin promptly at 10:00 a.m., Eastern Time.
Online check-in will begin at 9:00 a.m., Eastern Time, and you should allow time to complete the online check-in procedure.
Your vote is very important to us.   You can ensure your shares are represented at the 2026 Annual Meeting if you are a stockholder of record by promptly voting electronically over the Internet or by returning your completed proxy card in the pre-addressed, postage-paid return envelope, or, if your shares are held in street name, by returning your completed voting instruction card to your broker. If, for any reason, you desire to revoke or change your proxy, you may do so at any time before it is exercised. The proxy is solicited by our Board of Directors.
By Order of the Board of Directors
/s/ Craig Gould

Craig Gould
Chief Executive Officer and Chairman
April 30, 2026

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND COMPLETE A PROXY CARD FOR YOUR SHARES AS SOON AS POSSIBLE. YOU MAY VIA THE INTERNET AUTHORIZE A PROXY HOLDER TO VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS ON THE WEBSITE INDICATED IN THE NOTICE MAILED TO YOU REGARDING THE AVAILABILITY OF PROXY MATERIALS. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU SHOULD PROVIDE INSTRUCTIONS TO YOUR BROKER, BANK, NOMINEE OR OTHER INSTITUTION ON HOW TO VOTE YOUR SHARES. YOU MAY ALSO REQUEST A PAPER PROXY CARD TO SUBMIT YOUR VOTE BY MAIL. IF YOU VIRTUALLY ATTEND THE ANNUAL MEETING AND VOTE VIA THE MEETING WEBSITE, THAT VOTE WILL REVOKE ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED. IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, THEN, IN ORDER TO VOTE YOUR SHARES VIA THE MEETING WEBSITE DURING THE MEETING, YOU MUST ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

i

PROXY STATEMENT SUMMARY
2026 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	June 12, 2026 at 10:00 a.m., Eastern Time
Place:	Virtually at https://www.virtualshareholdermeeting.com/BCG2026
Record Date:	April 24, 2026
Voting Overview
	Proposal Description	Board Vote Recommendation	Page Number with More Information
Proposal 1	Election of one (1) Class II Director (Item No. 1 on the Proxy Card)	“FOR” all nominees	9
Proposal 2:	Advisory (Non-Binding) Vote on Named Executive Compensation (Say-on-Pay) (Item No. 2 on the Proxy Card)	“FOR”	17
Proposal 3:	Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation (Say-on-Frequency) (Item No. 3 on the Proxy Card)	“Every One (1) Year”	18
Proposal 4	Ratification of the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Item No. 4 on the Proxy Card)	“FOR”	19
Proposal 5:	Amendment to the Company’s 2024 Equity Incentive Plan Increasing the shares of Common Stock available for issuance by 2,650,000 Shares	“FOR”	23
Board Nominee:
Name	Age	Current Position	Class	Director Since	Term Expires*
Daniel Hynes	57	Chairman, Compensation Committee; Audit Committee Member, Nominating & Corporate Governance Committee Member; Independent Director	II	2024	2025 annual meeting of stockholders

*
If elected as a Class II director at the 2026 Annual Meeting, Mr. Hynes’ term will expire at the 2029 annual meeting of stockholders.

How to Vote:
VOTE BY INTERNET
Before The Meeting — Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting — Go to www.virtualshareholdermeeting.com/BCG2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all of the information that you should consider before voting. Please review the complete Proxy Statement and our Annual Report for additional information.

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Binah Capital Group, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on June 12, 2026 at 10:00 a.m., Eastern Time (the “2026 Annual Meeting”), and at any continuation, postponement, or adjournment of the 2026 Annual Meeting. You will be able to attend the 2026 Annual Meeting online and submit your questions during the meeting by visiting https://www.virtualshareholdermeeting.com/BCG2026 and entering the control number included on your proxy card, voting instruction form or notice included in the proxy materials.
Holders of record of shares of our Common Stock, par value $0.0001 per share (“Common Stock”), as of the close of business on April 24, 2026 (the “Record Date”), will be entitled to notice of and to vote at the 2026 Annual Meeting and any continuation, postponement, or adjournment of the 2026 Annual Meeting. As of the Record Date, there were 16,602,460 shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the 2026 Annual Meeting.
The notice and this proxy statement for the 2026 Annual Meeting, and the accompanying form of proxy, is first being mailed to stockholders on or about April 30, 2026. The Annual Report is available with this proxy statement at www.proxyvote.com.
In this proxy statement, “Binah”, the “Company”, “we”, “us”, and “our” refer to Binah Capital Group, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2025
This proxy statement and our Annual Report to Stockholders are also available at www.proxyvote.com

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

GENERAL INFORMATION ABOUT THE 2026 ANNUAL MEETING
Purpose of the Meeting
You are receiving this proxy statement because our Board of Directors is soliciting your proxy to vote your shares of Common Stock at the 2026 Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares of Common Stock.
Proposals
At the 2026 Annual Meeting, our stockholders will be asked:
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To elect Daniel Hynes to serve as a Class II Director until the 2029 Annual Meeting of Stockholders, and until his successor shall have been duly elected and qualified (which we refer to herein as our “Election of Director Proposal”);

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To hold an advisory vote to approve named executive officer compensation (which we refer to herein as our “Say-on-Pay Proposal”);

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To hold an advisory vote on the frequency of the advisory vote on executive compensation (which we refer herein to as our “Say-on-Frequency Proposal”);

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To ratify the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (which we refer to herein as our “Ratification of Appointment of Independent Registered Public Accounting Firm Proposal”);

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To approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 2,650,000 shares (which we refer to herein as our “Amendment to the Company’s 2024 Equity Incentive Plan Proposal”); and

•
To transact such other business as may properly come before the 2026 Annual Meeting or any continuation, postponement, or adjournment of the 2026 Annual Meeting.

We know of no other business that will be presented at the 2026 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2026 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares of Common Stock in accordance with their best judgment.
Recommendations of our Board of Directors
Our Board of Directors recommends that you vote your shares of Common Stock as indicated below. If you return a properly completed proxy card or vote your shares via the Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and our Board of Directors recommends that you vote:
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FOR the election of Daniel Hynes to serve as a Class II Director;

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FOR the advisory vote to approve named executive officer compensation;

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1 YEAR for the advisory vote on the frequency of the advisory vote on executive compensation;

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FOR the ratification of the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

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FOR the amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 2,650,000 shares.

If any other matter properly comes before the stockholders for a vote at the 2026 Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement
Why you received this proxy statement.   You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the 2026 Annual Meeting. This proxy statement includes information that we are required to provide to you under SEC rules and that to assist you in voting your shares.
Instructions on how to vote and printed Copies of Our Proxy Materials.   Instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding.   The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholders at the shared address to which a single copy of those documents was delivered. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 80 State Street Albany, NY 12207, 212-404-7002, Attn: Secretary.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the 2026 Annual Meeting is April 24, 2026. You are entitled to vote at the 2026 Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the 2026 Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the 2026 Annual Meeting. At the close of business on the Record Date, there were 16,602,460 shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his, her or its name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s or entity’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name”, and you would like to vote your shares online at the 2026 Annual Meeting, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the 2026 Annual Meeting for any business to be conducted. The presence at the 2026 Annual Meeting of the holders of a majority in voting power of the issued and outstanding Common Stock and entitled to vote on the Record Date, present in person, electronically or represented by proxy, will constitute a quorum. Abstentions and broker non-votes (defined below) will also be considered present for the purpose of determining whether there is a quorum for the 2026 Annual Meeting.
Who can attend the 2026 Annual Meeting?
We have adopted a virtual format for our 2026 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You may attend and participate in the 2026 Annual Meeting by visiting the following website: https://www.virtualshareholdermeeting.com/BCG2026. To attend and participate in the 2026 Annual Meeting, you will need the control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. You may also join the 2026 Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:00 a.m., Eastern Time, and you should allow ample time for the check-in procedures. A technician will be available to address any technical difficulties via a phone number provided on the virtual meeting website listed above.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the 2026 Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the 2026 Annual Meeting, present in person, electronically, or represented by proxy, may adjourn the 2026 Annual Meeting until a quorum is present or represented.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or, if you mail proxy cards, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record.   If you are a stockholder of record, you may vote by:
•
Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the enclosed proxy card;

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Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail;

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Phone — You can vote by touch-tone telephone at 1-800-690-6903; or

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Electronically at the Meeting — If you attend the meeting online, you will need the control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Voting by internet or by telephone for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 11, 2026. To vote by phone or to participate in the 2026 Annual Meeting, including to vote via the Internet, you will need the control number included on your notice, proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the 2026 Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the 2026 Annual Meeting. If you submit your proxy, you may still decide to attend the 2026 Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.”   If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the 2026 Annual Meeting, you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your control number, you may join the 2026 Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the 2026 Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•
by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or by telephone;

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by giving written notice of revocation to the Corporate Secretary of Binah prior to or at the 2026 Annual Meeting; or

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by voting online at the 2026 Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the 2026 Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the 2026 Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your control number or otherwise voting through your bank or broker.
Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the 2026 Annual Meeting?
We know of no other business that will be presented at the 2026 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2026 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We have adopted a virtual format for our 2026 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You will therefore be able to attend the 2026 Annual Meeting online and submit your questions by visiting https://www.virtualshareholdermeeting.com/BCG2026. You also will be able to vote your shares electronically at the 2026 Annual Meeting by following the instructions provided in the proxy materials.
What if during the check-in time or during the 2026 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the log-in page.
Will there be a question and answer session during the 2026 Annual Meeting?
As part of the 2026 Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the 2026 Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the 2026 Annual Meeting?” will be permitted to submit questions during the 2026 Annual Meeting. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Substantially similar questions will be answered only once due to time constraints.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Vote Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No.1: Election of Director Proposal
The plurality of the votes cast by the holders of our Common Stock present in person, electronically or represented by proxy at the 2026 Annual Meeting and entitled to vote on the election of such director.
This means that the nominee receiving the highest number of affirmative “FOR” votes will be elected as our Class II Director.
		“FOR” “WITHHOLD”	None(1)	No(5)

Proposal	Vote Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 2: Say-on-Pay Proposal	The affirmative vote of the holders of our Common Stock cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(5)	No(2)
Proposal No. 3: Say-on-Frequency Proposal	The affirmative vote of the holders of our Common Stock cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(5)	No(2)
Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm Proposal	The majority of the votes cast by the holders of our Common Stock present in person, electronically or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	Yes(4)
Proposal No. 5: Amendment to the Company’s 2024 Equity Incentive Plan Proposal	The majority of the votes cast by the holders of our Common Stock present in person, electronically or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	No(2)

(1)
Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Accordingly, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other agent as to how to vote on matters deemed to be “non-routine,” the broker, bank or other agent cannot vote the shares. These un-voted shares are counted as “broker non-votes” and will have the effect of a vote “against” the proposal.

(3)
Abstentions will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions will have the same effect as a vote “against” the proposal.

(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

(5)
Abstentions, and in the case of the Election of Director Proposal, “broker non-votes” are not counted as votes cast and will have no effect on the vote on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the Election of Directors Proposal, or an “abstention,” in the case of the Say-on-Pay Proposal, Say on Frequency Proposal, the Ratification of Appointment of Independent

Registered Public Accounting Firm Proposal or the Amendment to the Company’s 2024 Equity Incentive Plan Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions will have the same effect as a vote against the Ratification of Appointment of Independent Registered Public Accounting Firm Proposal and the Amendment to the Company’s 2024 Equity Incentive Plan Proposal, and will have no effect on the Say-on-Pay Proposal or the Say on Frequency Proposal.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the Ratification of Appointment of Independent Registered Public Accounting Firm Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the Election of Director Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal and the Amendment to the Company’s 2024 Equity Incentive Plan Proposal. Broker non-votes will have the same effect as a vote against such proposals. We do not expect any broker non-votes on the Ratification of Appointment of Independent Registered Public Accounting Firm Proposal.
Broker non-votes will count for purposes of determining whether a quorum is present.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Where can I find the voting results of the Annual Meeting?
We will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the 2026 Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTOR
Our Board of Directors currently consists of 5 directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Our Director in Class II will stand for election at the 2026 Annual Meeting for a three-year term expiring at the 2029 annual meeting of stockholders. Directors in Class I stood for election at the 2025 Annual Meeting and were elected for a three-year term expiring at the 2028 annual meeting of stockholders. The term of our directors in Class III do not expire until the annual meetings of stockholders held in 2027. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that Daniel Hynes, our Class II Director nominee, who is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2029 annual meeting of stockholders and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. The Class II Director will be elected by a plurality of the votes cast by the stockholders present in person, electronically or represented by proxy at the 2026 Annual Meeting and entitled to vote on the election of such directors, which means that the individual nominated for election to our Board of Directors at the 2026 Annual Meeting receiving the highest number of “FOR” votes will be elected.
Vote Required
The nominee receiving the highest number of affirmative “FOR” votes will be elected as the Class II Director.
Votes withheld, abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominee.
Nominee For Class II Director (term to expire at the 2029 Annual Meeting)
The current member of our Board of Directors who is also a nominee for election to our Board of Directors as Class II Director is as follows:
Name	Age	Current Position	Class	Director Since	Term Expires*
Daniel Hynes	57	Chairman, Compensation Committee; Audit Committee Member, Nominating & Corporate Governance Committee Member; Independent Director	II	2024	2025 annual meeting of stockholders

*
If elected as a Class II director at the 2026 Annual Meeting, Mr. Hynes’ term will expire at the 2029 annual meeting of stockholders.

The principal occupations and business experience, for at least the past five years, of our Class II Director nominee for election at the 2026 Annual Meeting is as follows:
Daniel Hynes.   Mr. Hynes is a Vice Chairman & Managing Director at Jefferies, LLC where he provides a broad array of investment banking, municipal financing and asset management products and services to clients throughout the U.S. Prior to joining Jefferies, Mr. Hynes served as the Deputy Governor, Budget & Economy for the State of Illinois where he oversaw 15 agencies and all boards and commissions related to the budget and economy of the state, including the Governor’s Office of Management and Budget, where Mr. Hynes spearheaded all major budget and economic initiatives on behalf of the Governor, including, proposing, negotiating and implementing the $95 billion state budget, directing state tax policy and managing the state’s debt portfolio and capital markets. In addition, Mr. Hynes also served as the

Executive Director, Head of Taft Hartley and Large Market Chicago at UBS Asset Management from September 2015 to December 2018.
We believe Mr. Hynes is qualified to serve on the Board because of the perspective he brings from his knowledge and experience of investment banking, municipal financing and asset management products and services.
Class I and Class III Directors Continuing in Office Until the 2028 and 2027 Annual Meetings, Respectively
Name	Age	Current Position	Class	Director Since	Term Expires
David Crane	60	Chairman, Nominating & Corporate Governance Committee; Compensation Committee Member; Audit Committee Member; Independent Director	II	2024	2028 annual meeting of stockholders
Craig Gould	56	Chief Executive Officer and Chairman; Director	III	2024	2027 annual meeting of stockholders
Joel Marks	69	Chairman, Audit Committee; Compensation Committee Member, Nominating & Corporate Governance Committee Member; Independent Director	II	2024	2028 annual meeting of stockholders
David Shane	60	Chief Financial Officer; Director	III	2024	2027 annual meeting of stockholders
David Crane.   Mr. Crane is a Principal at Bose Public Affairs Group where he manages a government relations practice focused primarily on financial services, energy, intellectual property, pharmaceutical and tax issues. Prior to joining Bose, Mr. Crane founded two successful lobbying firms, Quadripoint Strategies (sole proprietor) and TGC Group (Partnership). He is a legislative and public policy specialist with over 25 years of experience working at the highest levels in the United States Congress, national and state politics. Mr. Crane has extensive experience representing many of the largest financial services entities and trade associations on every aspect of financial services legislation and regulation both before Congress and regulators. The list of current and past clients includes: Bank of America, Royal Bank of Scotland, Citizens Financial Group, State Farm Insurance, Financial Services Roundtable, The Clearing House Association, Banks Policy Institute and the Securities Industry and Fund Manager’s Association as well as numerous issue- based industry coalitions. On Capitol Hill, Mr. Crane served as Senior Domestic Policy Advisor to Senate Majority Leader Trent Lott. He also served as senior advisor to Senator John McCain, including as Professional Staff on the Senate Commerce Committee and as Senior Domestic Policy Advisor to Senator McCain’s presidential campaigns in 2000 and 2008, and as Legislative Director for Senator Dan Coats of Indiana. Mr. Crane started his career in Washington doing opposition research at the National Republican Senatorial Committee under then-Chairman Senator Phil Gramm (TX).
Mr. Crane holds a degree in political science from Ball State University.
We believe Mr. Crane is qualified to serve on the Board because of his knowledge and experience in the financial services industries and with trade associations, as well as his knowledge of the legislation and regulation of the financial services industry.
Craig Gould.   Mr. Gould is the Chief Executive Officer of Binah Capital Group, Inc., a holding company that acquires and manages businesses in the wealth management industry.
Craig has over 25 years in senior management roles in the financial services industry, including Chief Executive Officer, National Sales Manager and Head of Investment Banking. Mr. Gould started Cabot Lodge Securities as its President in 2012. Previously, he was the President of Fintegra, a Midwest broker/

dealer. Prior to Fintegra, he was the National Sales Manager for Wunderlich Securities, and prior to that he was the Vice Chairman of Olympic Cascade Financial Corporation (an AMEX listed company).
Mr. Gould graduated with a B.A. from the University of Wisconsin-Madison.
We believe Mr. Gould is qualified to serve on the Board because of the perspective and experience he brings as our Chief Executive Officer and his deep experience in our industry.
Joel Marks.   Throughout his almost 40-year career in the independent financial services industry, Mr. Marks held a variety of senior executive positions at two highly successful firms, each of which were subsequently acquired by larger organizations. JWGenesis Financial Corp. was acquired by First Union in 2001 and First Allied Holdings, Inc. was acquired by RCAP Holdings LLC in 2013. At the time of their acquisition by RCAP Holdings LLC, Mr. Marks served as Chairman of both First Allied Holdings and The Legend Group and with combined annual revenues of approximately $350 million, 1,400 independent financial advisors and assets under administration in excess of $35 billion.
Mr. Marks played a key role in the development and implementation of his prior firms’ business strategy and personally lead the acquisition and integration of more than twenty firms during his tenure. Upon his departure from First Allied at the end of 2014 Mr. Marks served as an independent consultant to the independent financial services industry and most recently represented NEXT Financial Group in its 2019 sale to Atria Wealth Solutions, Inc.
Mr. Marks graduated from the University of Florida in 1978 and immediately began a career with Deloitte LLP. He received his certification as a public accountant that same year and remained at Deloitte through 1983 at which time the entrepreneurial spirit came calling and he moved to Atlanta to co-found the business which was subsequently acquired by First Union in 2001. In addition, Mr. Marks is active in numerous civic and community affairs and is a lifetime trustee of the Jewish Federation of Greater Atlanta, Inc., having previously served as its board chair and serves on several governance committees.
We believe Mr. Marks is qualified to serve on the Board because of his knowledge and experience in the financial services industries and his experience with mergers and acquisitions in the financial services industry.
David Shane.   Mr. Shane is the Company’s Chief Financial Officer. Previously, David served as an independent consultant providing financial advisory services including accounting, financial reporting, regulatory reporting and transaction structuring services to companies primarily in the Financial Services Industry.
David has thirty plus years of experience in the financial services industry. David’s financial services experience includes dealings with securities broker-dealers, registered investment advisors, asset management companies and alternative asset companies including private equity, venture capital and hedge funds. David has extensive public accounting experience having served as a Financial Services Audit Partner for RSM and FGMK, LLC. David’s clients included both closely-held and publicly-held financial services companies. David also has experience in mergers and acquisitions, capital raising in both the public and private markets and transaction structuring. In addition to David’s public accounting experience, he has served as the Chief Financial Officer for financial services companies, with most recently as the Chief Financial Officer of Sanctuary Wealth Group. In addition to David’s technical skills and business acumen, he brings an extensive network within the financial services industry to the Company. David is a graduate of Indiana University with a degree in finance, and a certified public accountant.
We believe Mr. Shane is qualified to serve on the Board because of his broad financial experience, with experience in our specific industry, and extensive public accounting experience.

CORPORATE GOVERNANCE
Board Composition
Our business and affairs are organized under the direction of our board of directors. Our Board of Directors currently consists of 5 directors. The primary responsibilities of our board of directors is to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors meets on a regular basis and additionally as required.
Our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Currently, our board of directors is divided into the following classes:
•
Class I, which consists of David Crane and Joel Marks, whose terms are expiring at the Company’s annual meeting of stockholders to be held in 2028;

•
Class II, which consists of Daniel Hynes whose term is expiring at the 2026 Annual Meeting; and

•
Class III, which consists of Craig Gould and David Shane, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2027.

At each annual meeting of stockholders, the directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. Accordingly, if elected at the 2026 Annual Meeting, the term of Mr. Hynes, who has been nominated for election as the Class II director, will expire at the Company’s annual meeting of stockholders to be held in 2029. This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.
Director Independence
We adhere to the rules of The Nasdaq Stock Market LLC in determining whether a director is independent. The Board consults with its counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards generally define an “independent director” as a person that, in the opinion of the issuer’s board of directors, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). The parties have determined that David Crane, Daniel Hynes and Joel Marks are considered our independent directors. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Board Leadership Structure and Role in Risk Oversight
The Board oversees the risk management activities designed and implemented by our management. The Board does not anticipate having a standing risk management committee, but rather executes its oversight responsibility both directly and through its standing committees. The Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, are primarily responsible for managing the risks associated with operation and business of the company and provide appropriate updates to the Board and the Audit Committee. The Board delegates to the Audit Committee oversight of its risk management process, and our other Board committees also consider risks as they perform their respective committee responsibilities. All board committees report to the Board as appropriate, including, but not limited to, when a matter rises to the level of a material or enterprise risk.
Board Meetings and Director Attendance
The Board met five (5) times in the 12-months ended December 31, 2025. In 2025, each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he has been a director) and (2) the total number of meetings of all committees of our Board on which the director served (during the periods that he served).

Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders.
In addition, non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Chairman of the Audit Committee has the primary responsibility to preside over these sessions of the Board. The current Chairman of the Audit Committee is Joel Marks.
Board Committees
The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below.
As of December 31, 2025, our committee membership was as follows:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Crane	*	*	+
Daniel Hynes	*	+	*
Joel Marks	+	*	*

*
Committee Member

+
Committee Chair

Audit Committee
Our Audit Committee is responsible for, among other things:
•
evaluating the performance, independence and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;

•
reviewing the Company’s financial reporting processes and disclosure controls;

•
reviewing and approving the engagement of the Company’s independent auditors to perform audit services and any permissible non-audit services;

•
reviewing the adequacy and effectiveness of the Company’s internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of the Company’s internal audit function;

•
reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by the Company;

•
obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•
monitoring the rotation of partners of the Company’s independent auditors on the Company’s engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of the Company’s independent auditor;

•
reviewing the Company’s annual and quarterly financial statements and reports, including the disclosures contained in the “Management’s Discussion and Analysis of Financial Condition and

Results of Operations” section of such periodic reports, and discussing the statements and reports with the Company’s independent auditors and management;
•
reviewing with the Company’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of the Company’s financial controls and critical accounting policies;

•
reviewing with management and the Company’s auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;

•
preparing the report that the SEC requires in the Company’s annual proxy statement;

•
reviewing and providing oversight of any related party transactions in accordance with the Company’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Company’s code of ethics;

•
reviewing the Company’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•
reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

Our Audit Committee met four (4) times in the 12-months ended December 31, 2025. Our Audit Committee consists of Joel Marks, David Crane and Daniel Hynes, with Joel Marks serving as the audit committee chair. The Board has affirmatively determined that Joel Marks, David Crane and Daniel Hynes each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of the Nasdaq listing standards. The Board has determined that Joel Marks is an “Audit Committee financial expert” within the meaning of SEC regulations. The Board has adopted a written charter for the Audit Committee, which is available on our corporate website. The information contained on our website is not incorporated by reference into this proxy statement.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
•
reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•
reviewing and approving the compensation and other terms of employment of the Company’s executive officers;

•
reviewing and approving performance goals and objectives relevant to the compensation of the Company’s executive officers and assessing their performance against these goals and objectives;

•
making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

•
reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to the Company’s non-employee board members;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering the Company’s equity incentive plans, to the extent such authority is delegated by the Board;

•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for the Company’s executive officers;

•
reviewing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” in the Company’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such periodic report or proxy statement;

•
preparing an annual report on executive compensation that the SEC requires in the Company’s annual proxy statement; and

•
reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with the Board.

Our Compensation Committee met one (1) time in the 12-months ended December 31, 2025. Our Compensation Committee consists of David Crane and Daniel Hynes, with Daniel Hynes serving as chairman. Our board of directors has determined that each of the members of the Compensation Committee is a non- employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the Nasdaq. The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website. The information contained on our website is not incorporated by reference into this proxy statement.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•
identifying, reviewing and making recommendations of candidates to serve on the Board;

•
evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;

•
evaluating nominations by stockholders of candidates for election to the Board;

•
evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approvals;

•
developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles;

•
reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends; and

•
reviewing periodically the nominating and corporate governance committee charter, structure and membership requirements and recommending any proposed changes to the Board, including undertaking an annual review of its own performance

Our Nominating and Corporate Governance Committee met one (1) time in the 12-months ended December 31, 2025. Our Nominating and Corporate Governance Committee consists of David Crane and Joel Marks, with David Crane serving as chairman. Our board of directors has determined that each of the members of nominating and corporate governance committee satisfies the independence requirements of the Nasdaq and the SEC. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website. The information contained on our website is not incorporated by reference into this proxy statement.
Guidelines for Selecting Director Nominees
The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers, and others. The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide those individuals to be nominated:
•
should have demonstrated notable or significant achievements in business, education, or public service;

•
should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to our deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating and Corporate Governance Committee considers several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.
All Director nominees have been recommended to the Board by the Nominating and Corporate Governance Committee for re-election as Directors at the Annual Meeting, and the Board has approved such recommendations.
Stockholders Recommendation to the Board of Directors
Stockholders who wish to recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates may submit the names of the recommended individuals, together with appropriate biographical information and background materials as required by the Company’s Bylaws, to the Corporate Secretary, 80 State Street, Albany, NY 12207. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholder Communications with the Board of Directors
The Board has a process for stockholders and others to send communications to the Board or any Director. All such communications should be sent by mail addressed to the Board or any particular Director at c/o Corporate Secretary, Binah Capital Group, Inc., 80 State Street, Albany, NY 12207. All appropriate communications received by the Company’s Corporate Secretary will be sent directly to the Board or the Director. The Board also communicates with stockholders and other stakeholders through various media, including the Company’s annual report and SEC filings, proxy statement, news releases, and website.
Code of Business Conduct and Business Ethics for Employees, Executive Officers, and Directors
The Company has adopted a Code of Conduct and Business Ethics applicable to its directors, executive officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that complies with the rules and regulations of the Nasdaq. The Code of Conduct and Business Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. A copy of the Code of Conduct and Business Ethics has been filed with the SEC and is provided on our website, www.binahcap.com. The Company will disclose on its website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to or waivers of certain provisions of its Code of Conduct and Business Ethics. The information on any of our websites is deemed not to be incorporated in this proxy statement.
Anti-Hedging and Anti-Pledging Policy
The Company has an Insider Trading Policy that applies to all employees, officers, and Directors of the Company. Under this policy, all employees, officers, and Directors and their family members are prohibited from engaging in short-sales, transactions in put or call options or other derivative transactions, hedging transactions or other inherently speculative transactions in the Company’s stock or pledging Company stock in any circumstance, including by purchasing Company stock on margin or holding Company stock in a margin account.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee interlocks in respect of the year ended December 31, 2025.

PROPOSAL 2: ADVISORY (NON-BINDING) VOTE ON NAMED EXECUTIVE COMPENSATION (SAY-ON-PAY)
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
The Dodd-Frank Act requires that a “say-on-frequency” vote be held at least every six years. The Company’s stockholders will vote at this 2026 Annual Meeting, on an advisory basis, to recommend that the future advisory votes on NEO compensation be held every year, which was consistent with the recommendation of the Board of Directors. The Company’s next “say-on-frequency” vote will be held at the Company’s 2032 Annual Meeting.
The advisory vote on NEO compensation is a non-binding vote on the compensation of our NEOs as described in the “Executive Compensation” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, starting on page 32 of this Proxy Statement. Please read the “Executive Compensation” section which provides a detailed discussion of our executive compensation program and compensation philosophy, including information about 2025 compensation of our NEOs. This advisory vote on NEO compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.
The vote solicited by this Proposal No. 2 is advisory and therefore is not binding on the Company, the Board or our Compensation Committee. The outcome of the vote will not require the Company, the Board or our Compensation Committee to take any action and will not be construed as overruling any decision by the Company, the Board or our Compensation Committee. Furthermore, because this non-binding, advisory vote primarily relates to the compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board, including our Compensation Committee, values the opinions of our stockholders, and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concern
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held on June 12, 2026 pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion.”
Vote Required
Approval of the non-binding advisory resolution on the named executive officer compensation requires a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.
Recommendation of Our Board of Directors
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY)
The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. Accordingly, the Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years by being asked to vote on the following advisory resolution:
“RESOLVED, that the stockholders of the Company advise that an advisory resolution with respect to executive compensation should be presented every year, every two years or every three years as reflected by their votes for each of these alternatives in connection with this resolution.”
In voting on this resolution, you should mark your proxy for every year, every two years or every three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference you should abstain.
The optimal frequency of the vote necessarily is based on a judgment about the relative benefits and burdens of each of the options. There are different views as to the best approach. The Compensation Committee and the Board recognize that there is a reasonable basis for each of the options.
Some believe that a less frequent vote would: (i) permit stockholders to focus on overall design issues rather than on the details of individual decisions, (ii) align with the goals of our compensation arrangements which are designed to reward performance that promotes long-term stockholder value, and (iii) avoid the burdens that annual votes would impose on stockholders required to evaluate the compensation programs of a large number of companies each year.
Others believe that an annual vote affords stockholders the opportunity to react promptly to emerging trends in compensation, provides feedback before those trends become pronounced over time, and gives the Compensation Committee and the Board an opportunity to evaluate individual compensation decisions each year in light of ongoing feedback from stockholders.
After careful consideration of the benefits and consequences of each alternative, the Compensation Committee and the Board believe that, initially, the Board should solicit a vote every year from our stockholders. For that reason, the Board recommends a vote for an advisory vote on executive compensation every year.
The alternative among one year, two years, or three years that receives the highest number of votes from the holders of shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by the stockholders.
The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.
Vote Required
Approval of the non-binding advisory resolution on the on the frequency of future advisory votes on named executive officer compensation requires a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting by the holders entitled to vote thereon. You may vote “1 YEAR,” “2 YEARS,” or “3 YEARS” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.

Recommendation of Our Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the 2026 Annual Meeting. Although ratification of our appointment of FGMK, LLC is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
FGMK, LLC has also served as our independent registered public accounting firm for the fiscal years ended December 31, 2025, and 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of FGMK, LLC is expected to attend the 2026 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of FGMK, LLC is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2026. Even if the appointment of FGMK, LLC is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of FGMK, LLC, we do not expect any broker non-votes in connection with this proposal.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF FGMK, LLC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of FGMK, LLC, our independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2025 and December 31, 2024:
	For the year ended December 31, 2025	For the year ended December 31, 2024
Audit Fees(1)	$721,000	$627,000
Tax Fees(2)	51,600	8,500
Total	$772,600	$635,500

(1)
“Audit fees” include fees for audit services primarily relates to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with statutory and regulatory filings; the review of our quarterly consolidated financial statements; consents; and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)
“Tax Fees” includes fees from the accounting firm’s tax division, except those services related to the audit. These fees include tax compliance.

The Audit Committee determined that FGMK, LLC’s provision of these services, and the fees that we paid for these services, are compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee approved all services that FGMK, LLC provided in the fiscal years ended December 31, 2025 and 2024.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee pre-approves all audit and permissible non-audit services provided by FGMK, LLC (the “Independent Auditors”). These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors. For each proposed service, the Independent Auditors provide the Audit Committee with a description of the service and sufficient information to confirm the Independent Auditors’ determination that the provision of such service will not impair the Independent Auditors’ independence. Any requests for audit, audit-related, tax and other services must initially be submitted to the Company’s Chief Financial Officer. Any requests preliminarily approved by the Chief Financial Officer are then submitted to the Audit Committee for approval in the case of services requiring specific pre-approval or reported to the Audit Committee periodically in the case of services generally pre-approved. The Audit Committee has approved in advance certain permitted services whose scope is routine across business units, including statutory or other financial audit work for non-U.S. subsidiaries that is not required for the Exchange Act audits.

CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
On March 15, 2024, the Audit Committee of the Board approved FGMK, LLC (“FGMK”) as its independent registered public accounting firm. FGMK previously served as the independent registered public accounting firm of Wentworth prior to the Business Combination. Accordingly, Binah Capital Group, Inc. intended to dismiss Marcum LLP (“Marcum”), the independent registered public accounting firm prior to the Business Combination of Binah Capital Corp. (formerly known as Kingswood Acquisition Corp.), a wholly owned subsidiary of Binah Capital Group, Inc. (“KWAC”), following the completion of its audit of KWAC’s financial statements as of and for the year ended December 31, 2023. The Audit Committee of the Board of Binah Capital Group, Inc. dismissed Marcum on February 5, 2025.
Marcum’s report of independent registered public accounting firm dated December 13, 2024 on the balance sheets of KWAC as of December 31, 2023 and 2022, the related statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023, and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the two years in the period ended December 31, 2023, there were no (i) “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) by KWAC with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on KWAC’s financial statements for such periods, or (ii) “reportable events” (as described in Item 304(a)(1)(iv) other than the material weaknesses in internal controls identified by management as of December 31, 2023 related to lack of controls in the accounting for complex financial instruments including those requiring them to apply complex accounting principles as a means of differentiating between liability, temporary equity and permanent equity classification and including proper classification of gain on private warrant liabilities and fair value measurement of convertible promissory notes, and lack of controls to review the appropriateness of its legal fee and transfer agent fee accruals, Delaware franchise tax accruals, and presentation in the statement of cash flows.
During the years ended December 31, 2023 and 2022, and the subsequent interim periods through February 5, 2025, KWAC did not consult FGMK with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on KWAC’s financial statements, and no written report or oral advice was provided to KWAC by FGMK that FGMK concluded was an important factor considered by KWAC in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Binah Capital Group, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Joel Marks, Chair
David Crane
Daniel Hynes

PROPOSAL 5: AMENDMENT TO THE COMPANY’S 2024 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve Amendment No. 1 (the “Amendment”) to the Binah Capital Group, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the aggregate number of shares authorized for issuance in connection with awards granted under the 2024 Plan by an additional 2,650,000 shares, to an aggregate of 4,729,671 shares of Common Stock. In addition, the limit on the number of shares that may be granted pursuant to incentive stock options will be increased due to the increase to the number of shares authorized for issuance under the 2024 Plan. Except for these increases, the Amendment does not change any other provision of the 2024 Plan.
Equity Incentive Plan
We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee equity incentive program provides a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement the program in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of the Company and its stockholders.
If the Amendment is approved by our stockholders at the Annual Meeting, it will become effective on the date of the Annual Meeting. If the stockholders do not approve the Amendment, the Company will continue to have the authority to grant awards under the 2024 Incentive Plan as it is in effect, without giving effect to the Amendment.
Key Features of 2024 Incentive Plan (as amended by the Amendment)
We designed the 2024 Plan, as amended by the Amendment, to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, directors, and consultants with the interests of stockholders and the Company. These features include, but are not limited to, the following:
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The 2024 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of our stockholders.

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No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

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The cash and equity award compensation that may be granted to any nonemployee member of our Board of Directors in a fiscal year is limited.

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The 2024 Plan does not contain a “liberal” change in control definition (e.g., mergers require actual consummation).

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Performance awards require the achievement of pre-established goals.

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The 2024 Plan provides that awards may only be granted within ten years following the earlier of the date of that the 2024 Plan was approved by our Board of Directors or our stockholders.

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Awards under the 2024 Plan are subject to the Company’s clawback policy and any other clawback or similar provisions arising under applicable law.

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Awards granted to our employees under the 2024 Plan will not automatically vest and pay out upon the change of control.

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The 2024 Plan does not provide for any tax gross-ups.

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Stockholder approval is required prior to an amendment to the 2024 Plan that would (i) increase the number of shares available (other than as provided under the 2024 Plan with respect to certain corporate events), (ii) change the class of persons eligible to receive incentive stock options, or (iii) otherwise constitute a change requiring stockholder approval under applicable laws, policies or regulations.

Reasons for Voting for the Proposal
The Board of Directors believes that adoption of the Amendment is necessary to meet the Company’s anticipated equity compensation needs. The proposed share reserve authorized for issuance under the 2024 Plan, as amended by the Amendment, was determined based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical burn rates.
If the proposed Amendment is not approved, the Company will lose a critical tool for recruiting, retaining and motivating employees. The Company would thus be at a competitive disadvantage in attracting and retaining talent. The only way to make up this shortfall would be to increase the cash-based component of employee compensation, which would reduce the resources we are able to allocate to meet our business needs and objectives and could also reduce the future alignment of employee and stockholder interests.
We manage our equity incentive program thoughtfully. We manage our long-term stockholder dilution by limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward and retain employees. When the 2024 Plan was originally adopted in 2024, we expected the share reserve under the 2024 Plan would allow us to continue to grant equity-based awards at our historic rates for approximately one to two years. Consistent with this expectation, we are now seeking approval to increase the number of shares authorized for issuance under the 2024 Plan. In setting the number of shares authorized for issuance under the 2024 Plan, as amended by the Amendment, we considered the potential dilution that would result by approval of the authorization of the share reserve increase for the 2024 Plan, as amended by the Amendment. Overhang is a measure of the dilutive impact of equity programs. Our overhang is equal to the number of shares subject to outstanding equity compensation awards plus the number of shares available for the grant of future awards under the 2024 Incentive Plan, divided by the total number of outstanding shares of common stock. As of April 24, 2026, our overhang was 11.66%. The increase to the share reserve under 2024 Incentive as a result of the approval of the Amendment being proposed in this proposal would result in our overhang as of April 24, 2026 increasing to approximately 28.5%. The actual dilution will depend on several factors, including the types of awards made under the 2024 Plan. The Board of Directors believes the number of shares requested represents a reasonable amount of potential equity dilution, within a competitive range of the median of similarly situated companies. The following table provides certain additional information regarding our equity incentive program as of April 24, 2026.
Total shares underlying outstanding stock options	872,500
Weighted average exercise price of outstanding stock options	$2.04
Weighted average remaining contractual life of outstanding stock options	2.02
Total shares underlying outstanding full value awards(1)	707,171
Total shares currently available for grant of new awards	356,329
Total shares requested in this proposal	2,650,000
Common Stock outstanding	16,602,460
Market price of Common Stock	$1.91

(1)
A “full value award” means restricted stock or restricted stock unit awards.

Our two-year average burn rate, which we define as the number of our shares subject to time-based equity awards granted plus performance-based equity awards earned in a calendar year divided by the weighted average shares outstanding for that calendar year, was 3.5% and 1.7% for years ended December 31, 2025, and 2024, respectively. We believe this historical burn rate is reasonable as compared to our peers.
The Board of Directors believes that the 2024 Plan, as amended by the Amendment, will serve a critical role in attracting and retaining the high caliber employees, directors, and consultants essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the Amendment.

Summary of the 2024 Plan, as amended by the Amendment
The following summary of the 2024 Plan, as amended by the Amendment, is qualified in its entirety by the specific language of the 2024 Plan and the Amendment, a copy of which is attached to this proxy statement as Appendix A.
General.   The purpose of the 2024 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, directors and consultants and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.
Authorized Shares.   The maximum aggregate number of shares authorized for issuance under the 2024 Plan is 4,729,671 shares of Common Stock.
Share Counting.   Each share made subject to an award will reduce the number of shares remaining available for grant under the 2024 Plan by one share. If any award granted under the 2024 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2024 Plan. Shares will not be treated as having been issued under the 2024 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Upon payment in shares of stock pursuant to the exercise of a stock appreciation right, the number of shares available for issuance under the 2024 Plan will be reduced by the net number of shares for which the award is exercised. If the exercise price of an option is paid by tender to the Company, or attestation to the ownership, of shares of stock owned by the participant, or by means of a net exercise, the number of shares available for issuance under the 2024 Plan will be reduced only by the net number of shares for which the option is exercised. Shares withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with the exercise or settlement of options or stock appreciation rights or the vesting or settlement of any full value award will be available for the future grant of awards.
Adjustments for Capital Structure Changes.   Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2024 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2024 Plan to adjust other terms of outstanding awards as it deems appropriate.
Nonemployee Director Award Limits.   The sum of any cash compensation (excluding any cash retainer fees and expense reimbursements or distributions from deferred compensation program) and the grant date fair value of awards granted under the 2024 Plan to a nonemployee director as compensation for services as a nonemployee director during any calendar year of the Company may not exceed $1,000,000 annually, or $2,000,000 in the nonemployee director’s first year of service.
Administration.   The 2024 Plan generally will be administered by the Compensation Committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the 2024 Plan or to administer the 2024 Plan directly. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors). Subject to the provisions of the 2024 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations provided by the 2024 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The 2024 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2024 Plan. All awards granted under the 2024 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2024 Plan. The Committee will interpret the 2024 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2024 Plan or any award.
Prohibition of Option and SAR Repricing.   The 2024 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.
Eligibility.   Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of April 24, 2026, approximately 150 employees, 3 non-employee directors, and certain consultants would be eligible to participate in the 2024 Plan.
Stock Options.   The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.
The 2024 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or, if permitted by the Committee, by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.
Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2024 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.
Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights.   The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.
Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2024 Plan is ten years.
Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.
Restricted Stock Awards.   The Committee may grant restricted stock awards under the 2024 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that such dividends shall be subject to the same vesting conditions as the restricted shares subject to the original award. The Company may require repayment of dividends received in cash with respect to unvested shares subsequently forfeited upon the participant’s termination of service.
Restricted Stock Units.   The Committee may grant restricted stock units under the 2024 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Restricted stock units may not be transferred by the participant. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays. Dividend equivalent rights shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the restricted stock units subject to the original award.

Performance Awards.   The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.
The Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee, or such other criteria established by the Committee.
The target levels with respect to applicable performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.
Following completion of the applicable performance period, the Committee will determine the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to adjust the amount that would otherwise be payable on the basis of the performance goals attained. The Committee may make positive or negative adjustments to performance award payments to participants to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock to the extent that the performance shares become vested. The Committee may provide for performance award payments in lump sums or installments.
Unless otherwise provided by the Committee, if a participant’s service terminates for any reason prior to completion of the applicable performance period, the 2024 Plan provides that the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.
Cash-Based Awards and Other Stock-Based Awards.   The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The Committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.
Change in Control.   The 2024 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2024 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the

Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company). However, in the event of a transaction described in clause (a) or (c) of the prior sentence, a Change in Control shall not occur if a majority of the members of the board of directors of the continuing, surviving, or successor entity or parent thereof, immediately after such transaction is comprised of incumbent directors.
If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.
Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines.
The 2024 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise or purchase price per share, if any, under the award.
The 2024 Plan provides that, upon a Change in Control, each outstanding award held by a non-employee director will become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted by the acquiror, or otherwise restricted by applicable tax requirements, will be settled effective immediately prior to the time of consummation of the Change in Control.
Awards Subject to Section 409A of the Code.   Certain awards granted under the 2024 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, which provides rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2024 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2024 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.
Amendment, Suspension or Termination.   The 2024 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2024 Plan following the tenth anniversary of the 2024 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may amend, suspend or terminate the 2024 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2024 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law or the rules of any stock exchange on which the Company’s shares are then listed. No amendment, suspension or termination of the 2024 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2024 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.   A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
Nonstatutory Stock Options.   Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.
Stock Appreciation Rights.   A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.
Restricted Stock.   A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.   A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
2024 Plan Benefits
Awards under the 2024 Plan are discretionary. Accordingly, total awards that may be granted under the 2024 Plan, as amended by the Amendment, are not determinable. We have made certain grants to our employees and to certain executive officers, as discussed above under “Executive Compensation” and we may make additional grants to certain of our executive officers later this year as well as to our non-employee directors as described above under “Director Compensation.” However, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to executive officers, non-employee directors and employees under the 2024 Plan.
The following table sets forth the restricted stock/restricted stock units and stock options that have been granted under the 2024 Plan since its inception in 2024 to the following persons:
Name and Position	Number of Shares of Underlying Stock Awards/RSUs	Number of Shares Underlying Options
Craig Gould, Chief Executive Officer	702,171	600,000
David Shane, Chief Financial Officer	—	250,000
Katherine Flouton, Purshe Kaplan Sterling Investment, Inc.’s President	—	—
All current executive officers as a group	702,171	850,000
All current nonexecutive directors as a group	—	22,500
All employees as a group (including current officers who are not executive officers)	5,000	—
Required Vote and Board of Directors Recommendation
Approval of this proposal requires the majority of the votes cast by the holders of our Common Stock present in person, electronically or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a vote against the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have the same effect as a vote against the proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
The Board believes that the proposed adoption of the Amendment to the 2024 Plan is in the best interests of the Company and its stockholders for the reasons stated above.
Our Board of Directors unanimously recommends that the stockholders vote FOR approval of the adoption of the Amendment to the 2024 Plan.

EXECUTIVE COMPENSATION
As a smaller reporting company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers (other than our principal executive officer (collectively, the “Named Executive Officers” or “NEOs”). Also, as a smaller reporting company, we are not required to include, and have not included, a Compensation Discussion and Analysis (CD&A) and certain of the other compensation tables required by Item 402 of Regulation S-K in this proxy statement.
The following executives are our Named Executive Officers for 2025:
•
Craig Gould, Chief Executive Officer;

•
David Shane, Chief Financial Officer; and

•
Katherine Flouton, Purshe Kaplan Sterling Investments, Inc.’s President.

Executive Summary Compensation Table
The following table sets forth information regarding the compensation of the Company’s named executive officers for the years ended December 31, 2025 and 2024.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Craig Gould(3) Chief Executive Officer	2025	$600,000	$350,000	$1,240,000	$364,941	$103,881	$2,658,822
	2024	$412,500	$350,000	$—	$—	$28,169	$790,669
David Shane(3) Chief Financial Officer	2025	$400,000	$350,000	$—	$152,053	$14,505	$916,558
	2024	$77,083	$350,000	$—	$—	$—	$427,083
Katherine Flouton(3) President	2025	$400,000	$50,000(4)	$—	$—	$11,661	$461,661
	2024	$400,000	$—	$—	$—	$12,037	$412,037

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of Stock Awards and Option Awards granted to our named executive officers, as computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions, as applicable. Assumptions used in the calculation of these amounts are included in Note 15 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or settlement of the applicable awards.

(2)
Amounts included in the “All Other Compensation” column reflect the value of, with respect to 2025, for Mr. Gould: $91,173 in tax-gross up payments paid in connection with the fully vested grant of 107,843 shares of common stock of the Company granted to Mr. Gould on June 30, 2025, $12,009 in 401(k) matching contributions, the payment of $440 in long term disability premiums, and the payment of $258 in term life insurance premiums; for Mr. Shane: $13,669 in 401(k) matching contributions, the payment of $440 in long term disability premiums, and the payment of $396 in term life insurance premiums; and, for Ms. Flouton: $11,083 in 401(k) matching contributions, the payment of $440 in long term disability premiums and the payment of $138 in term life insurance premiums.

(3)
Mr. Gould and Mr. Shane each commenced employment in their current roles effective as of March 15, 2024. Ms. Flouton is currently President of Purshe Kaplan Sterling Investment, Inc.

(4)
Represents the amount of a discretionary bonus paid to Ms. Flouton in respect of her services during, and her continued employment through, the year ended December 31, 2025.

Narrative to Executive Summary Compensation Table
Our executive compensation program is designed to attract and retain high-caliber executives, incentivize performance and align management’s interests with those of our shareholders. Compensation for our NEOs in 2025 consisted primarily of base salary and discretionary annual bonuses.

•
Base Salary:   Fixed annual cash compensation based on role, experience and industry benchmarks.

•
Annual Bonus:   Pursuant to their employment agreements, as further discussed below under “Employment Agreements — Craig Gould, David Shane and Katherine Flouton,” during 2025, Mr. Gould and Mr. Shane were eligible to receive annual incentive bonuses. In addition, in consideration of her services and her continued employment with us during 2025, Ms. Flouton received a discretionary bonus of $50,000.

•
Equity Incentive Awards:   In accordance with the terms of the employment agreements of our NEOs, we have granted a mix of stock options and restricted stock units to our NEOs subject to vesting based on continued service as long-term incentive compensation. Pursuant to the terms of his employment agreement, we have also granted Mr. Gould awards of fully vested shares.

Employment Agreements — Craig Gould, David Shane and Katherine Flouton
Set forth below is a description of the current employment agreements of Mr. Gould, Mr. Shane and Ms. Flouton as of December 31, 2025.
Mr. Gould Employment Agreement
On August 14, 2024, the Company entered into an executive employment agreement with Craig Gould, the Company’s Chief Executive Officer, which was amended on August 7, 2025 (the “Gould Agreement”). The Gould Agreement is for an initial, five-year term and is subject to renewal for successive three-year terms subject to Mr. Gould providing notice to our Board of his intent to renew the agreement and our Board’s decision to approve such renewal. Notwithstanding the foregoing, Mr. Gould’s employment is “at-will”, and the Gould Agreement may be terminated at any time, by either party, with or without Cause (as defined below) or advance notice.
Mr. Gould’s 2025 annualized base salary was $600,000. In addition, Mr. Gould is eligible to earn an annual incentive bonus based on criteria similar to other senior executives of the Company, provided that whether Mr. Gould receives an annual bonus, and the criteria used to determine the amount of such annual bonus, will be at the sole discretion of the Board but will not be less than the annual bonus of any other executive of the Company. The payment of any such annual bonus is subject to Mr. Gould’s continuous employment through December 31st of the relevant bonus year, with such bonus payable no later than March 31 of the year following the relevant bonus year. Pursuant to the Gould Agreement, Mr. Gould’s annual bonus for the 2025 performance year may be paid in cash or vested Company shares with the grant date fair value equal to the bonus amount, as determined by the Board or Compensation Committee in its discretion.
In addition, pursuant to the Gould Agreement, the Company will, on an annual basis starting in 2025, grant Mr. Gould restricted stock units pursuant to the Company’s 2024 Equity Incentive Plan (the “Plan”) with respect to a number of shares of common stock of the Company that have a grant date fair value equal to Mr. Gould’s annual base salary at the time of each such grant, as reasonably determined by the Board, under the terms of the Plan. The vesting schedule of the such awards will be ratable monthly over three years from the date of the grant, based on continued service through each vesting date; provided, however, that the vesting of such awards will accelerate and be deemed vested in full upon a Change in Control (as defined in the Plan).
Pursuant to the Gould Agreement, on June 30, 2025, the Company granted Mr. Gould: (i) 500,000 restricted stock units settleable in shares of common stock of the Company, with one-half of the grant vesting on the first anniversary of the date of grant and the remainder of the grant vesting on the second anniversary of the date of grant, in each case, based on Mr. Gould’s continued service through each vesting date; (ii) a fully vested grant of 107,843 shares of common stock of the Company; and (iii) nonqualified stock options to purchase 600,000 shares of common stock of the Company, subject to time-vesting, one-third of which was satisfied on December 31, 2024, and the remaining of which vest ratably on the last day of each calendar month following the initial vesting date through December 31, 2027, based on continued service through each vesting date, with the first such monthly vesting date being on January 31, 2025. The vesting of such restricted stock units and nonqualified stock options will accelerate and be deemed vested in full upon a Change in Control (as defined in the Plan), subject to Mr. Gould’s continued employment through the date of such Change in Control.
If, during 2025, Mr. Gould continued to provide a personal guarantee on Company debt, the Gould agreement provides that the Company will grant Mr. Gould, subject to his continuous service through the applicable grant date, a fully vested share grant with a grant date fair market value of $220,000. Pursuant to such agreement, the Company granted Mr. Gould a fully vested grant of 94,828 shares of common stock of the Company on February 25, 2026.
If the Company terminates Mr. Gould’s employment without Cause, or Mr. Gould resigns for Good Reason, Mr. Gould is entitled to (i) payment of an amount equal to three times the sum of Mr. Gould’s base salary and the amount of the annual bonus payment paid to Mr. Gould for the bonus year prior to the year in which termination occurs, with such payment payable in a lump-sum on the first regular payday occurring 60 days following the termination date, and (ii) accelerated vesting of all outstanding options as of the effective date of Mr. Gould’s termination. In addition, in the event that Mr. Gould resigns other than for Good Reason, or the Gould Agreement is not renewed upon expiration of the applicable term, Mr. Gould will receive a payment equal to his then-current annual base salary and target annual bonus, payable in a lump sum payment on the first regular payday occurring 60 days following the termination date, in exchange for Mr. Gould being bound to a non-competition agreement. Mr. Gould will only receive these severance payments if Mr. Gould executes a full general and mutual release in a form acceptable to the Company and Mr. Gould, and such release has become effective in accordance with its terms prior to the 60th day following the termination date. All other obligations to Mr. Gould will be automatically terminated and completely extinguished.
If Mr. Gould’s employment with the Company terminates due to (x) Mr. Gould’s death, (y) Mr. Gould’s inability to perform the essential functions of his position with or without reasonable accommodation, (z) termination by the Company for Cause, Mr. Gould will not be entitled to the severance payments in the prior paragraph and will only be entitled to receive base salary and benefits accrued through the termination date. If Mr. Gould’s employment terminates due to Mr. Gould’s disability or death, Mr. Gould or his heirs, executors or administrators will also be entitled to accelerated vesting of all stock or other options that are unvested as of the termination date.
For this purpose, “Cause” is defined as any of the following: (i) conviction of or a plea of nolo contendere to any felony or any misdemeanor that involves crimes of moral turpitude, fraud or theft; or (i) the material breach by Mr. Gould of any of his obligations, duties and/or covenants under the Gould Agreement if such breach causes material damage to the Company, which breach, if curable, continues following written notice from the Company describing same with particularity and expiration of a 60-day cure period. “Good Reason” is defined as any of the following, without Mr. Gould’s written consent: (i) a material diminution in Mr. Gould’s responsibilities, authority or duties; (ii) a diminution in Mr. Gould’s base salary or target annual bonus amount; or (iii) the material breach by the Company of any material provision of the Gould Agreement or other written agreement between the Company and Mr. Gould, provided that a Good Reason Process has been followed prior to termination.
“Good Reason Process” shall mean that (i) Mr. Gould reasonably determines in good faith that one of the Good Reason prongs has occurred; (ii) Mr. Gould has notified the Company of such occurrence in writing within 30 days of the occurrence; (iii) Mr. Gould cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the occurrence of the Good Reason continues to exist; and (v) Mr. Gould terminates his employment within 30 days after the end of the Cure Period.
If Mr. Gould’s employment is terminated for any reason, he is subject to: ongoing confidentiality and non- disclosure obligations; and 12-month, post-termination restrictive covenants of non-solicitation of employees, and customers. Mr. Gould will be subject to a 12-month, post-termination non-competition clause, provided that if his initial or renewal term is not extended or where he resigns without Good Reason, he must be compensated for the restricted period in order for the non-competition clause to be enforceable. Each of the non-solicitation and non-competition provisions, as applicable, will be extended by one day for each day that Mr. Gould is deemed by a court or other tribunal to have violated any such restrictive covenants.

Mr. Shane Employment Agreement
On August 14, 2024, the Company entered into an executive employment agreement with David Shane, the Company’s Chief Financial Officer, which was amended on August 7, 2025 (the “Shane Agreement”). The Shane Agreement is for an initial, five-year term and is subject to renewal for successive one-year terms subject to Mr. Shane providing notice to our Board of his intent to renew the agreement and our Board’s decision to approve such renewal. Notwithstanding the foregoing, Mr. Shane’s employment is “at-will” and the Shane Agreement may be terminated at any time, by either party, with or without Cause (as defined below) or advance notice.
Mr. Shane’s 2025 annualized base salary was $400,000. In addition, Mr. Shane is eligible to earn an annual incentive bonus. For calendar year 2025, Mr. Shane was guaranteed a bonus of no less than $350,000. For any subsequent year, Mr. Shane’s target bonus amount will be up to 100% of his base salary, provided that Mr. Shane may be eligible for a bonus of up to 200% of his annual base salary, based on Mr. Shane’s exceptional performance during such year. Any annual bonus will be based on the Company’s performance and Mr. Shane’s achievement of goals established by our Compensation Committee and Board. Payment of any annual bonus is also subject to Mr. Shane’s continuous employment through December 31 of the relevant bonus year, with such bonus payable no later than March 31 of the year following the relevant bonus year.
Pursuant to the Shane Agreement, on June 30, 2025, the Company granted Mr. Shane nonqualified stock options to purchase 250,000 shares of common stock of the Company under the terms of the Plan. The time-vesting requirement with respect to one-third of such nonqualified stock options was satisfied on December 31, 2024, and is satisfied with respect to the remainder of such grant ratably on the last day of each calendar month following the initial vesting date through December 31, 2027, based on continued service through each vesting date, with the first such monthly vesting date being on January 31, 2025. The vesting of such nonqualified stock options will accelerate and be deemed vested in full upon a Change in Control (as defined in the Plan), subject to Mr. Shane’s continued employment through the date of such Change in Control.
Pursuant to the Shane Agreement, in each of 2025, 2026 and 2027, the Company will grant Mr. Shane restricted stock units pursuant to the Plan with respect to a number of shares of common stock of the Company that have a grant date fair value equal to $350,000, as reasonably determined by the Board, under the terms of the Plan. The vesting schedule of the such awards will be ratable monthly over three years from the date of the grant, based on continued service through each vesting date; provided, however, that the vesting of such awards will accelerate and be deemed vested in full upon a Change in Control (as defined in the Plan).
If the Company terminates Mr. Shane’s employment without Cause or Mr. Shane resigns for Good Reason, Mr. Shane is entitled to (i) Mr. Shane’s then current base salary and target annual bonus amounts that would be payable during the greater of (A) the remainder of the applicable term but for such termination, or (B) the Restricted Period (as defined in Section 13.2 of the Shane Agreement), payable in a lump-sum payment on the first regular payday occurring 60 days following the termination date, and (ii) accelerated vesting of all outstanding options as of the effective date of Mr. Shane’s termination. In addition, in the event that Mr. Shane resigns other than for Good Reason, or the Shane Agreement is not renewed upon expiration of the applicable term, Mr. Shane will receive a payment equal to his then-current annual base salary and target annual bonus, payable in a lump sum payment on the first regular payday occurring 60 days following the termination date, in exchange for Mr. Shane being bound to a non-competition agreement. Mr. Shane will only receive these severance payments if Mr. Shane executes a full general and mutual release in a form acceptable to the Company and Mr. Shane, and such release has become effective in accordance with its terms prior to the 60th day following the termination date. All other obligations to Mr. Shane will be automatically terminated and completely extinguished.
If Mr. Shane’s employment with the Company terminates due to (x) Mr. Shane’s death, (y) Mr. Shane’s inability to perform the essential functions of his position with or without reasonable accommodation, or (z) termination by the Company for Cause, Mr. Shane will not be entitled to the severance payments in the prior paragraph and will only be entitled to receive base salary and benefits accrued through the termination date.

For this purpose, “Cause” is defined as any of the following: (i) conviction of or a plea of nolo contendere to any felony or any misdemeanor that involves crimes of moral turpitude, fraud or theft; or (i) the material breach by Mr. Shane of any of his obligations, duties and/or covenants under the Shane Agreement if such breach causes material damage to the Company, which breach, if curable, continues following written notice from the Company describing same with particularity and expiration of a 30-day cure period.
“Good Reason” is defined as any of the following, without Mr. Shane’s written consent: (i) a material diminution in Mr. Shane’s responsibilities, authority or duties; (ii) a diminution in Mr. Shane’s base salary or target annual bonus amount; or (iii) the material breach by the Company of any material provision of the Shane Agreement or other written agreement between the Company and Mr. Shane, provided that a Good Reason Process has been followed prior to termination. “Good Reason Process” shall mean that (i) Mr. Shane reasonably determines in good faith that one of the Good Reason prongs has occurred; (ii) Mr. Shane has notified the Company of such occurrence in writing within 30 days of the occurrence; (iii) Mr. Shane cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the occurrence of the Good Reason continues to exist; and (v) Mr. Shane terminates his employment within 30 days after the end of the Cure Period.
If Mr. Shane’s employment is terminated for any reason, he is subject to ongoing confidentiality and non- disclosure obligations and 12-month, post-termination restrictive covenants of non-solicitation of employees and customers. Mr. Shane will be subject to a 12-month, post-termination non-competition clause, provided that if his initial or renewal term is not extended or where he resigns without Good Reason, he must be compensated for the restricted period in order for the non-competition clause to be enforceable. Each of the non-solicitation and non-competition provisions, as applicable, will be extended by one day for each day that Mr. Shane is deemed by a court or other tribunal to have violated any such restrictive covenants.
Agreement between Katherine Flouton and Purshe Kaplan Sterling Investments, Inc. (“PKSI”)
PKSI is party to an employment agreement with Ms. Katherine Flouton, effective June 1, 2021, pursuant to which she is employed as Chief Executive Officer of PKSI. The term of the employment agreement continues unless and until one party provides the other party with written notice of its intent to terminate, or unless otherwise terminated as provided for in the employment agreement.
Pursuant to her employment agreement, Ms. Flouton’s annual base salary is set at $400,000, less applicable payroll deductions.
Other than through notice of intent to terminate as described above, Ms. Flouton’s employment can also be terminated: (i) by PKSI without Cause, upon written notice to Ms. Flouton; or (ii) by PKSI for Cause.
For purposes of the foregoing, “Cause” triggering termination by PKSI means a finding by PKSI that any of the following exist: (i) Ms. Flouton’s continued failure, on the expiration of 30 days written notice and cure period, to fulfill any terms of the employment agreement, to comply with PKSI policy or to comply with the lawful directives of the board of directors in compliance with FINRA rules, (ii) Ms. Flouton’s conviction of a felony or gross misdemeanor for any crime involving money or other property of PKSI or any crime involving moral turpitude, (iii) Ms. Flouton’s commission of any act of fraud or misappropriation, (iv) Ms. Flouton’s unjustified insubordination to the board, (v) Ms. Flouton’s use of drugs or controlled substances during business hours, or on the premises, or any substance which impairs her performance of her job, (vi) Ms. Flouton’s prolonged or repeated absence without consent of the company unless on leave under federal, state or local law, or (vii) Ms. Flouton’s misappropriation of any material funds or property, commission of fraud or embezzlement. If Ms. Flouton is terminated for Cause, she is only entitled to receive compensation and benefits earned and vested as of the date of such termination.
If Ms. Flouton’s employment is terminated without Cause (including the event that she is rendered, via a mental or physical condition, unable to render services contemplated by the employment agreement for a period in excess of three (3) months, unless she is on approved leave of absence or otherwise prohibited by law from rendering services contemplated by the agreement), Ms. Flouton will be entitled to receive a severance payment of one-year’s base salary, payable in equal bi-weekly installments over a one- year period, together with all compensation earned and all benefits and reimbursements accrued and due through the effective date of termination.
Upon termination for any reason, Ms. Flouton is subject to: (i) ongoing confidentiality and non- disclosure obligations, and (ii) restrictive covenants of non- solicitation of employees and independent contractors, and non-solicitation of customer and clients, each for a period of one year following termination of employment; provided, however, that trade secret information will remain a trade secret not subject to disclosure for the longest period allowed by applicable law.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth outstanding equity awards held by our NEOs as of December 31, 2025. For stock awards, this value is based on the closing price of our common stock on December 31, 2025 of $2.88.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Gould	333,333(2)	266,667	$2.04	6/30/2035	500,000(1)	1,440,000
Mr. Shane	138,888(2)	111,112	$2.04	6/30/2035

(1)
Restricted stock units granted on June 30, 2025, under the Company’s 2024 Equity Incentive Plan, which vest in two equal installments on the first and second anniversaries of the grant date, subject to continued employment.

(2)
Nonqualified stock options granted on June 30, 2025, under the Company’s 2024 Equity Incentive Plan, which are subject to time-vesting, one-third of which was satisfied on December 31, 2024, and the remaining of which vest ratably on the last day of each calendar month following the initial vesting date through December 31, 2027, based on continued service through each vesting date, with the first such monthly vesting date being on January 31, 2025.

Equity Award Practices
In response to Item 402(x)(1), during fiscal year 2025, we did not grant any stock option or stock appreciation right awards granted to any of our NEOs within a period starting four business days before and ending one business day after the filing or furnishing of a quarterly report on Form 10-Q, an annual report on Form 10-K or a current report on Form 8-K that discloses material nonpublic information. If in the future we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, we will take into account the timing of material non-public information so that we do not make any such grants close in time to the release of material non-public information.
Retirement Plan
Effective as of January 1, 2025, the Company maintains the Binah Management Services 401(k) Plan. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Pre-tax contributions by participants to the plan and the income earned on those contributions are generally not taxable to participants until withdrawn, and participant contributions are held in trust as required by law. No minimum benefit was provided under the plan. An employee is 100% vested in his or her pre-tax deferrals when contributed.

Clawback Policy
We have adopted a clawback policy intended to comply with Section 10D of the Exchange Act, Rule 10D-1 thereunder and the applicable rules of any national securities exchange on which the Company’s securities are listed. The clawback policy applies to all Affected Officers of the Company. Affected Officers means any current or former “officer” as defined in Exchange Act Rule 16a-1, and any other senior executives as determined by the Compensation Committee. This policy ensures that in the event of an accounting restatement due to material non-compliance with financial reporting requirements, the Company can recover erroneous incentive-based compensation received by an Affected Officers.
Smaller Reporting Company Status
The Company is a smaller reporting company. As a smaller reporting company, we are exempt from certain disclosure requirements related to executive compensation, including the requirement to disclose the ratio of the CEO’s annual total compensation to the median annual total compensation of our employee who is paid at the median of our employee group.
Pay Versus Performance
The following table sets forth compensation information for our Chief Executive Officer, referred to below as our PEO, and our other Named Executive Officers, referred to below as our non-PEO NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our results of operations, calculated in accordance with SEC regulations, for fiscal years 2025 and 2024. In accordance with transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.
Year	Summary Compensation table total for PEO(1)	Compensation actually paid to PEO(1)(2)	Average Summary Compensation table total for non-PEO NEOs(1)	Average Compensation actually paid to non-PEO NEOs(1)(2)	Value of initial fixed $100 investment based on Total Shareholder Return(3)	Net Income/Loss (in thousands)
2025	$2,658,822	$3,078,823	$689,109	$689,612	$30.32	$2,308
2024	$790,669	$790,669	$419,560	$419,560	$30.95	$(4,562)

(1)
For each fiscal year, represents amount reported for our PEO and average amount reported for our non-PEO NEOs, in each case in the Total column of the Summary Compensation Table. For each of these fiscal years, our PEO was Craig Gould and our non-PEO NEOs were David Shane and Katherine Flouton.

(2)
Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. Equity values are calculated in accordance with ASC Topic 718.

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(a)	Aggregate Equity Award Adjustments for PEO(b)	Compensation Actually Paid to PEO
2025	$2,658,822	$1,604,941	$2,024,941	$3,078,823
2024	$790,669	$0	$0	$790,669

(a)
Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. As stated above under “Outstanding Equity Awards” section, restricted stock units granted on June 30, 2025, under the Company’s 2024 Equity Incentive Plan, vest in two equal installments on the first and second anniversaries of the grant date, subject to continued employment. Nonqualified stock options granted on June 30, 2025, under the Company’s 2024 Equity Incentive Plan, are subject to time-vesting, one-third of which was satisfied on December 31, 2024, and the remaining of which vest ratably on the last day of each calendar month following the initial vesting date through December 31, 2027, based on continued service through each vesting date, with the first such monthly vesting date being on January 31, 2025.

(b)
The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for PEO	Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for PEO	Aggregate Equity Awards Adjustment
2025	$1,634,635	$0	$390,306	$0	$0	$0	$2,024,941
2024	$0	$0	$0	$0	$0	$0	$0
Year	Average Reported Summary Compensation Table Total for non-PEO NEOs	Average Reported Value of Equity Awards for non-PEO NEOs(a)	Average Aggregate Equity Award Adjustments for non-PEO NEOs(b)	Average Compensation Actually Paid to non-PEO NEOs
2025	$689,109	$76,026	$76,529	$689,612
2024	$419,560	$0	$0	$419,560

(a)
Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. As stated above under “Outstanding Equity Awards” section, nonqualified stock options granted to Mr. Shane on June 30, 2025, under the Company’s 2024 Equity Incentive Plan, are subject to time-vesting, one-third of which was satisfied on December 31, 2024, and the remaining of which vest ratably on the last day of each calendar month following the initial vesting date through December 31, 2027, based on continued service through each vesting date, with the first such monthly vesting date being on January 31, 2025.

(b)
The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for non-PEO NEOs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for non-PEO NEOs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for non-PEO NEOs
Dollar Value
of any
Dividends or
Other Earnings
Paid on Stock
or Option Awards
During Year
Prior to the
Vesting Date
that are not
otherwise
included in
the Total
Compensation
During Year
for non-PEO
NEOs
							Average Aggregate Equity Awards Adjustment
2025	$41,049	$0	$35,480	$0	$0	$0	$76,529
2024	$0	$0	$0	$0	$0	$0	$0

(3)
Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in the Company’s common stock on March 27, 2024, the date on which the Company’s common stock commenced trading on the Nasdaq Global Market.

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
Below are graphs showing the relationship of “compensation actually paid” to our PEO and non-PEO NEOs in 2025 and 2024 to (1) Company total shareholder return (“TSR”) and (2) the Company’s net income/loss.

DIRECTOR COMPENSATION
Director 2025 Summary Compensation Table
	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total
David Crane	$75,000	—	$15,300	—	—	—	$90,300
Daniel Hynes	$75,000	—	$15,300	—	—	—	$90,300
Joel Marks	$75,000	—	$15,300	—	—	—	$90,300
Narrative Description of Director Compensation Table
Our Directors play a critical role in guiding the Company’s strategic direction and in overseeing the Company’s management. The many responsibilities and risks and the substantial time commitment of being a Director require the Company to provide adequate compensation commensurate with the Directors’ workload and opportunity costs. During 2025, Directors who were not employees of the Company received annual cash retainers of $75,000 and nonqualified stock option awards with respect to 7,500 shares of common stock of the Company, in each case, in respect of their service on the Board during 2025. Each award of nonqualified stock options was granted on June 30, 2025 and is subject to vesting in three equal annual installments on the first three anniversaries of the grant date. Directors who are employees of the Company do not receive any additional compensation for their service on the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of April 24, 2026 by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
The beneficial ownership of common stock is based on 16,602,460 shares of our common stock issued and outstanding.
Name of Beneficial Owners(1) Directors and Executive Officers	Number of Shares	%
Craig Gould(2)	916,906	5.39%
David Shane(3)	138,889	*
David Crane	—	—
Daniel Hynes	—	—
Joel Marks	—	—
All directors and executive officers as a group	1,319,684	7.81%
Five Percent Holders
MHC Securities, LLC(4)	9,011,653	54.28%
PPD Group, LLC(5)	1,384,323	8.34%
Kingswood Global Sponsor LLC(6)	1,100,000	6.63%
Alta Partners LLC(7)	970,519	5.85%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of those listed in the table above is 80 State Street, Albany, NY 12207.

(2)
Represents 516,906 shares held directly by Mr. Gould and 400,000 options that have vested or will vest within the next 60 days.

(3)
Represents 402,778 options that have vested or will vest within the next 60 days.

(4)
Represents shares held by MHC Securities, LLC (“MHC”). Alexander C. Markowitz is the Manager of MHC and therefore he may be deemed to share voting and investment power over the shares held by MHC.

(5)
Represents shares held by PPD Group, LLC (“PPD”). Peter Purcell, Peter Sheehan and David Purcell are Managing Members of PPD and therefore may be deemed to share voting and investment power over the shares held by PPD.

(6)
Represents 1.1 million shares held by Kingswood Global Sponsor LLC (the “Sponsor”) and placed in escrow at Closing with UMB Bank as escrow agent. Michael Nessim, David Hudd, Gary Wilder and Jonathan Massing are among the members of the Sponsor and share voting and investment discretion with respect to the shares held of record by the Sponsor. The address of the principal business office of the Sponsor is 17 Battery Place, Suite 625, New York, NY 10014.

(7)
The information in the table is based solely on a Schedule 13G filed by the reporting person on November 21, 2025. The address of the principal business office of the reporting person is 1205 Franklin Avenue Garden City, New York 11530.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions:
(i)
in which the company was or is to be a participant;

(ii)
the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and

(iii)
in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act.

Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
Related Person Transactions
The following is a description of transactions to which we were a party since January 1, 2025 in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, Directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Registration Rights Agreement
The Company entered into that certain Registration Rights Agreement, dated March 15, 2024, with the investor in the Series A Preferred Stock, Binah Management Services, LLC (“BMS”), certain equity holders of BMS and certain other parties identified therein (such persons, the “Holders”) (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Holders are entitled to certain piggyback registration rights and customary demand registration rights. The Registration Rights Agreement provides that the Company will, as soon as practicable, and in any event within 45 days after the Closing, file with the SEC a shelf registration statement. The Company will use its commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th day (or the 150th day if the Securities and Exchange Commission (the “SEC”) notifies the Company that it will “review” such shelf registration statement) following the filing deadline, in each case subject to the terms and conditions set forth therein; and the Company will not be subject to any form of monetary penalty for its failure to do so.
Guarantee Agreement
Craig Gould entered into a limited guaranty dated December 23, 2024 with Byline Bank, pursuant to which, Mr. Gould unconditionally, absolutely and irrevocably guaranteed to Byline Bank the full and prompt payment and performance when due (whether at maturity by acceleration or otherwise) of any and all of the obligations under credit agreement, subject to the defined limitation of liability of $5 million.
Strategic Alliance Agreement
The Company and Kingswood US LLC (“Kingswood”) entered into the Strategic Alliance Agreement, dated March 15, 2024 (the “Alliance Agreement”), pursuant to which, among other things, the Company agreed that within a reasonable time thereafter, but not later than 90 days, the Company will cause its subsidiaries to enter into a non-exclusive investment banking and capital markets relationship with Kingswood to (i) promote Kingswood as a preferred partner to provide approved products for investment banking product distribution and markets, (ii) provide non-exclusive origination and introduction of investment banking products of the Company to Kingswood and (iii) to allow Kingswood to market itself as a strategic partner.
Under the Alliance Agreement, the Company and Kingswood will split in equal portions any gross fees or gross profits on referrals from the Company to Kingswood.
The foregoing obligations are subject to compliance with applicable laws, including FINRA rules, regulations or policies applicable to the parties to the Alliance Agreement.
Cabot Lodge Securities, LLC
Certain of the Company’s subsidiaries earn revenue from various related parties controlled by individuals that are members or officers of the Company. Summarized activity and balance as of and for the years ended December 31, 2025 and 2024 are as follows (in thousands):
	Revenue		Due from/(Due to)
Subsidiary	2025	2024	2025	2024
Cabot Lodge Securities, LLC	$—	$1,000	$—	$(0.1)
Total	$—	$1,000	$—	$(0.1)

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at Binah Capital Group, Inc., Attn: Corporate Secretary, 80 State Street, Albany, NY 12207 in writing not later than January 30, 2027.
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated By-Laws. Our Amended and Restated By-Laws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than February 12, 2027 and no later than March 14, 2027. The notice must contain the information required by the Amended and Restated By-Laws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 12, 2027, then our Corporate Secretary must receive such written notice no later than the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the Amended and Restated Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our Directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with us, the SEC, and the Nasdaq initial reports of ownership and reports of changes in ownership of any of the Company’s equity securities. Based on a review of the copies of such forms furnished to the Company and the company’s officers’ and Directors’ written representations, the Company believes that all required Section 16 reports were filed on a timely basis.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
BINAH CAPITAL GROUP, INC.’S ANNUAL REPORT ON FORM 10-K
A copy of Binah Capital Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, is being sent with this Proxy Statement to each stockholder of record on April 24, 2026.
A reasonable fee will be charged for copies of exhibits to the Annual Report on Form 10-K for the year ended December 31, 2025. You also may access this proxy statement and the 2025 Annual Report on Form 10-K at www.proxyvote.com and on the SEC’s website at www.sec.gov.

OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the 2026 Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the 2026 Annual Meeting. If other matters should come before the 2026 Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
WHETHER OR NOT YOU PLAN TO ATTEND THE 2026 ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THE INTERNET NOTICE AND THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE 2026 ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ Craig Gould

Craig Gould
Chief Executive Officer and Chairman
April 30, 2026

APPENDIX A
AMENDMENT NO. 1
TO THE
BINAH CAPITAL GROUP, INC. 2024 EQUITY INCENTIVE PLAN
THIS AMENDMENT NO. 1 (the “Amendment”) to the Binah Capital Group, Inc. 2024 Equity Incentive Plan (the “Plan”) is adopted as of [•], 2026, subject to and effective upon the approval of the shareholders at the 2026 annual meeting.
W I T N E S S E T H:
WHEREAS, Binah Capital Group, Inc. (the “Company”) maintains the Plan, and the Plan is currently in effect; and
WHEREAS, Section 17 of the Plan authorizes the Committee (as defined in the Plan) to amend the Plan for certain purposes, subject to shareholder approval as required under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock (as defined in the Plan) may then be listed or quoted; and
WHEREAS, the Committee desires to amend the Plan to increase the aggregate number of shares authorized for issuance in connection with awards granted under the Plan by an additional 2,650,000 shares, to an aggregate of 4,729,671 shares of Stock (the “Base Reserve”) and to establish that the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options (as defined in the Plan) shall not exceed a number of shares equal to three times the Base Reserve.
NOW, THEREFORE, the Plan is amended as follows, subject to and effective upon the approval of the shareholders at the 2026 annual meeting:
***********
Section 4.1 of the Plan is amended by replacing the current provision therein in total with the following:
Maximum Number of Shares Issuable.   Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 4,729,671 shares (the “Base Reserve”).
Section 4.3 of the Plan is amended by replacing the first sentence thereof with the following:
Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.
***********
This Amendment to the Plan shall be effective as of the date indicated above. The Plan, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment

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BINAH CAPITAL GROUP, INC.80 STATE STREETALBANY, NY 12207VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BCG2026You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V96631-P52838KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.BINAH CAPITAL GROUP, INC.The Board of Directors recommends that you vote FORthe Director Nominee:1. Election of Directors Proposal - To elect the followingnominee to serve as a Class II Director until the 2029Annual Meeting of Stockholders, and until his successorshall have been duly elected and qualified:For Withhold1a. Daniel HynesFor Against AbstainThe Board of Directors recommends that you vote FOR the following proposal:1 Year 2 Years 3 Years Abstain2. Say on Pay Proposal - To hold an advisory vote to approve named executive officer compensation.The Board of Directors recommends that you vote "1 Year" for the following proposal:3. Say on Frequency Proposal - To hold an advisory vote on the frequency of the advisory vote on executive compensation.The Board of Directors recommends that you vote FOR the following proposal:For Against Abstain4. Ratification of Auditors Proposal - To ratify the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal yearending December 31, 2026.The Board of Directors recommends that you vote FOR the following proposal:For Against Abstain5. Approval of the Amendment of the 2024 Binah Capital Group, Inc. Equity Incentive Plan Proposal - To approve an amendment to the Company’s2024 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 2,650,000 shares.NOTE: Such other business as may properly come before the 2026 Annual Meeting or any continuation, postponement, or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V96632-P52838BINAH CAPITAL GROUP, INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 12, 2026 10:00 A.M. EASTERN TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby constitutes and appoint(s) Craig Gould and David Shane, or either of them individually, as true and lawful attorneys in fact, agents and proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BINAH CAPITAL GROUP, INC. that the stockholder(s)is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on June 12, 2026, virtually atwww.virtualshareholdermeeting.com/BCG2026, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side